UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 23, 2007
                                                 -------------------------------

                       Allegheny Technologies Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  1-12001                     25-1792394
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)               Identification No.)

      1000 Six PPG Place, Pittsburgh, Pennsylvania                15222-5479
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

            On January 23, 2007, Allegheny Technologies Incorporated announced that its Board of Directors has approved the expansion of its titanium and nickel-based superalloy capabilities at its facilities located in the Carolinas for the purpose of meeting growing demand from the aerospace and defense (both jet engine and airframe), electrical energy, medical, and oil and gas markets. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit 99.1 Press release dated January 23, 2007.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ALLEGHENY TECHNOLOGIES INCORPORATED


                               By:   /s/ Jon D. Walton
                                    ------------------------------------------
                                    Jon D. Walton
                                    Executive Vice President, Human Resources,
                                    Chief Legal and Compliance Officer

Dated:  January 23, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-------------     --------------------------------------------------------------

Exhibit 99.1      Press release dated January 23, 2007.